   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 2000


                                                      REGISTRATION NOS. 811-3084
                                                                         2-68723
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /
                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                        POST-EFFECTIVE AMENDMENT NO. 31                      /X/

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 32                             /X/

                        (Check appropriate box or boxes)
                            ------------------------

                      PRUDENTIAL SMALL COMPANY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Name and Address of Agent for Service of Process)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                            (check appropriate box):

                       / / immediately upon filing pursuant to paragraph (b)


                       /X/ on December 1, 2000 pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)

                       / / on (date) pursuant to paragraph (a)(1)

                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of rule 485.

                          If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

Title of Securities Being Registered...............  Shares of Common Stock, par value $.01 per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   PROSPECTUS   DECEMBER 1, 2000


    PRUDENTIAL
    SMALL COMPANY FUND, INC.
     FUND TYPE Stock
     OBJECTIVE Capital growth
BUILD ON THE ROCK

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

6       HOW THE FUND INVESTS
6       Investment Objective and Policies
7       Other Investments and Strategies
10      Investment Risks

13      HOW THE FUND IS MANAGED
13      Board of Directors
13      Manager
13      Investment Adviser
13      Portfolio Manager
14      Distributor

15      FUND DISTRIBUTIONS AND TAX ISSUES
15      Distributions
16      Tax Issues
17      If You Sell or Exchange Your Shares

19      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
19      How to Buy Shares
27      How to Sell Your Shares
31      How to Exchange Your Shares
33      Telephone Redemptions or Exchanges

34      FINANCIAL HIGHLIGHTS
34      Class A Shares
35      Class B Shares
36      Class C Shares
37      Class Z Shares

38      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
PRUDENTIAL SMALL COMPANY FUND, INC.           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL SMALL COMPANY FUND, INC. (formerly, Prudential Small Company Value Fund, Inc.), which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is CAPITAL GROWTH, which means we seek invest-ments whose price will increase over time. We normally invest at least 65% of our total assets in common stocks of small, less well-known U.S. companies that the investment adviser believes are relatively undervalued.


    We currently consider small companies to be those with a market capitalization less than the largest market capitalization found in the Standard & Poor's 600 SmallCap Index ($5,788 million as of October 31, 2000). The portfolio is well-diversified and typically includes stocks representing all of the sectors in the Index. In addition to common stocks, the Fund may invest in equity-related securities including nonconvertible preferred stocks and convertible securities.


    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since we invest primarily in common stocks, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

-------------------------------------------------------------------
WE'RE BLEND INVESTORS
In deciding which stocks to buy, we use a blend of both value and growth styles. We look for stocks of smaller, less well-known companies that we believe have above average growth prospects but can be purchased at lower prices relative to the company's earnings or whose growth prospects are underappreciated by the market. This approach is often referred to as GARP, or "growth at a reasonable price."
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

    Generally, the stock prices of small companies vary more than the prices of large company stocks. Small company stocks present above-average risks. This means that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. Small companies usually offer a smaller range of products and services than larger companies. They also may have limited financial resources and may lack management depth.
    Since our objective is capital growth, the companies that we invest in generally may reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.
    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------
2  PRUDENTIAL SMALL COMPANY FUND, INC.                     [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for the last 10 full calendar years of operation. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with those of a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future. The Fund followed a "value" style of investing until May 2000, when it adopted its current "blend" style.

ANNUAL RETURNS* (CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  -12.51%
1991   38.69%
1992   20.22%
1993   18.75%
1994   -3.86%
1995   23.31%
1996   22.97%
1997   32.64%
1998  -11.56%
1999   -7.08%

BEST QUARTER: 38.7% (4th quarter of 1991) WORST QUARTER: -12.51% (4th quarter of
1990)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-00 TO 9-30-00 WAS 14.88%.


  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)


                                     1 YR         5 YRS     10 YRS         SINCE INCEPTION
  Class A shares                        -11.02%   10.27%        N/A   11.47%  (since 1-22-90)
  Class B shares                        -12.08%   10.44%     10.66%   10.91%  (since 11-13-80)
  Class C shares                         -9.01%   10.35%        N/A   9.71%  (since 8-1-94)
  Class Z shares                         -6.19%      N/A        N/A   8.32%  (since 3-1-96)
  Russell 2000(2)                        15.36%   11.50%     17.01%   N/A(2)
  S&P SmallCap(3)                        12.41%   17.05%     13.04%   N/A(3)
  Lipper Average(4)                      20.66%   12.67%     15.86%   N/A(4)



1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE RUSSELL 2000 VALUE INDEX (RUSSELL 2000) IS AN UNMANAGED CAPITAL-WEIGHTED INDEX OF THE SMALLEST 2,000 STOCKS AMONG THE LARGEST 3,000 EQUITY-CAPITALIZED U.S. CORPORATIONS AND REPRESENTS APPROXIMATELY 8% OF THEIR AGGREGATE MARKET VALUE. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. RUSSELL 2000 RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 14.25% FOR CLASS A, 13.44% FOR CLASS B, 12.02% FOR CLASS C AND 10.01% FOR CLASS Z SHARES. THE SECURITIES IN THE RUSSELL 2000 MAY BE VERY DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
3 THE STANDARD & POOR'S SMALLCAP 600 INDEX (S&P SMALLCAP) -- AN UNMANAGED CAPITAL-WEIGHTED INDEX OF 600 SMALLER COMPANY U.S. COMMON STOCKS THAT COVER ALL INDUSTRY SECTORS--GIVES A BROAD LOOK AT HOW SMALL-CAP STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF ANY SALES CHARGES. THE SECURITIES IN THE S&P SMALLCAP MAY BE VERY DIFFERENT FROM THOSE IN THE FUND. S&P SMALLCAP RETURNS SINCE THE INCEPTION OF EACH CLASS (OTHER THAN CLASS B, BECAUSE THE S&P SMALLCAP WAS NOT COMPILED IN 1980) ARE 14.27% FOR CLASS A, 16.40% FOR CLASS C AND 13.65% FOR CLASS Z SHARES.
     SOURCE: LIPPER INC.
4 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER SMALL CAP VALUE FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 11.02% FOR CLASS A, 13.00% FOR CLASS B, 12.71% FOR CLASS C AND 11.33% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)                                             5%        None          1%        None
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original
   purchase price or sale proceeds)                 None          5%(2)        1%(3)      None
  Maximum sales charge (load) imposed on
   reinvested dividends and other
   distributions                                    None        None        None        None
  Redemption fees                                   None        None        None        None
  Exchange fee                                      None        None        None        None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                CLASS A   CLASS B  CLASS C  CLASS Z
  Management fees                                  .70%     .70%     .70%     .70%
  + Distribution and service (12b-1) fees          .30%(4)  1.00%   1.00%     None
  + Other expenses                                 .42%     .42%     .42%     .42%
  = Total annual Fund operating expenses          1.42%    2.12%    2.12%    1.12%
  - Fee waiver                                     .05%     None     None     None
  = NET ANNUAL FUND OPERATING EXPENSES            1.37%(4)  2.12%   2.12%    1.12%


1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

-------------------------------------------------------------------
4  PRUDENTIAL SMALL COMPANY FUND, INC.                     [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                1 YR  3 YRS  5 YRS   10 YRS
  Class A shares                $633  $922   $1,233  $2,113
  Class B shares                $715  $964   $1,239  $2,190
  Class C shares                $413  $757   $1,228  $2,527
  Class Z shares                $114  $356   $ 617   $1,363


    You would pay the following expenses on the same investment if you did not sell your shares:


                                1 YR  3 YRS  5 YRS   10 YRS
  Class A shares                $633  $922   $1,233  $2,113
  Class B shares                $215  $664   $1,139  $2,190
  Class C shares                $313  $757   $1,228  $2,527
  Class Z shares                $114  $356   $ 617   $1,363


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CAPITAL GROWTH. This means we seek investments whose price will increase over time. While we make every effort to achieve our objective, we can't guarantee success.

    In pursuing our objective, we normally invest in COMMON STOCKS of SMALL, LESS WELL-KNOWN U.S. COMPANIES that the investment adviser believes are relatively undervalued. We currently consider small companies to be those with market capitalizations of less than the largest market capitalization found in the Standard & Poor's 600 SmallCap Index ($5,788 million at October 31, 2000). Market capitalization is measured at the time of initial purchase so that companies whose capitalization no longer meets this definition after purchase continue to be considered small for purposes of achieving our investment objective. We may change the kind of companies we consider small to reflect industry norms.


    In addition to common stocks, we invest in other equity-related securities, including nonconvertible preferred stocks and convertible securities--like bonds, corporate notes and preferred stock--that we can convert to the company's common stock or some other equity security.


-------------------------------------------------------------------

OUR BLEND STRATEGY
We look for smaller, less well-known companies that we believe have above average growth prospects and whose stocks appear undervalued relative to those growth prospects or relative to the company's earnings. We build our portfolios on a company by company basis using in-depth fundamental analysis, while considering industry and sector weightings of the benschmark. Generally, we consider selling a security for any of the following reasons: (1) if the underlying trends in the company's industry or business change; (2) if the company experiences a deterioration of fundamentals and its earnings prospects; or (3) if the company's valuation, in our opinion, is too high relative to its risks.
-------------------------------------------------------------------
-------------------------------------------------------------------
6  PRUDENTIAL SMALL COMPANY FUND, INC.                     [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.


OTHER EQUITY-RELATED SECURITIES


In addition to common stocks, nonconvertible preferred stocks and convertible securities, other equity-related securities in which the Fund may invest include warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts; American Depositary Receipts (ADRs) and other similar securities. Although the Fund invests primarily in common stocks of small U.S. companies, we also can invest in equity-related securities of U.S. companies of any size.


REAL ESTATE INVESTMENT TRUSTS
We may invest in the securities of real estate investment trusts known as REITS. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders.


MONEY MARKET INSTRUMENTS


The Fund may temporarily hold cash or invest in high-quality money market instruments pending investment of proceeds from new sales of Fund shares, during periods of portfolio restructuring, or to meet ordinary daily cash

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


needs subject to the policy of normally investing at least 65% of the Fund's assets in common stocks. Money market instruments include commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic banks; short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and cash.



REPURCHASE AGREEMENTS


The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.



TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash or high-quality MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.


FOREIGN SECURITIES

The Fund can invest in equity-related securities and fixed-income obligations of foreign issuers. We do not consider ADRs and other similar receipts or shares to be foreign securities.


DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging strategies to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the

-------------------------------------------------------------------
8  PRUDENTIAL SMALL COMPANY FUND, INC.                     [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

OPTIONS. The Fund may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The options may be on equity securities, stock indexes and foreign currencies. The Fund will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS

FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell futures contracts and related options on stock indexes and foreign currencies. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to try to protect the value of its assets against future changes in the level of foreign currency exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date and at a set price.


ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio manager. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.
  INVESTMENT TYPE


% OF FUND'S TOTAL ASSETS     RISKS                                  POTENTIAL REWARDS
-------------------------------------------------------------------------------------------------------
  COMMON STOCKS OF SMALL     -- Individual stocks could lose        -- Historically, stocks have
  U.S. COMPANIES                 value                                  outperformed other investments
                             -- The equity markets could go             over the long term
  AT LEAST 65%                   down, resulting in a decline in    -- Generally, economic growth means
                                 value of the Fund's investments        higher corporate profits, which
                             -- Stocks of small companies are           leads to an increase in stock
                                 more volatile and may decline          prices, known as capital
                                 more than those in the S&P 500         appreciation
                                 Index                              -- Highly successful small
                             -- Small companies are more likely         companies can outperform larger
                                 to reinvest earnings and not           ones
                                 pay dividends
                             -- Changes in interest rates may
                                 affect the securities of small
                                 companies more than the
                                 securities of larger companies
                             -- Changes in economic or political
                                 conditions, both domestic and
                                 international, may result in a
                                 decline in value of the Fund's
                                 investments
-------------------------------------------------------------------------------------------------------
  COMMON STOCKS OF LARGER    -- Similar risks to small U.S.         -- Not as likely to lose value as
  U.S. COMPANIES                 companies                              stocks of small companies
                             -- Companies that pay dividends may    -- May be a source of dividend
  UP TO 35%; USUALLY LESS        not do so if they don't have           income
  THAN 10%                       profits or adequate cash flow
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
10  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS     RISKS                                  POTENTIAL REWARDS
  REAL ESTATE INVESTMENT     -- Performance depends on the          -- Real estate holdings can
  TRUSTS (REITS)                 strength of real estate                generate good returns from
                                 markets, REIT management and           rents, rising market values,
  PERCENTAGE VARIES;             property management, which can         etc.
  USUALLY LESS THAN 5%           be affected by many factors,       -- Greater diversification than
                                 including national and regional        direct ownership
                                 economic conditions
-------------------------------------------------------------------------------------------------------
  MONEY MARKET               -- Limits potential for capital        -- May preserve the Fund's assets
  INSTRUMENTS                    appreciation
                             -- Credit risk--the risk that the
  UP TO 100% ON A                default of an issuer would
  TEMPORARY BASIS                leave the Fund with unpaid
                                 interest or principal
                             -- Market risk--the risk that the
                                 market value of an investment
                                 may move up or down, sometimes
                                 rapidly or unpredictably.
                                 Market risk may affect an
                                 industry, a sector, or the
                                 market as a whole
-------------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES         -- Foreign markets, economies and      -- Investors can participate in
                                 political systems may not be as        foreign markets and companies
  UP TO 15%; USUALLY LESS        stable as in the U.S.,                 operating in those markets
  THAN 5%                        particularly those in              -- May profit from changing value
                                 developing countries                   of foreign currencies
                             -- Currency risk--changing values      -- Opportunities for
                                 of foreign currencies can cause        diversification
                                 losses
                             -- May be less liquid than U.S.
                                 stocks and bonds
                             -- Differences in foreign laws,
                                 accounting standards, public
                                 information, custody and
                                 settlement practices provide
                                 less reliable information on
                                 foreign investments and involve
                                 more risk
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS       RISKS                                  POTENTIAL REWARDS
---------------------------------------------------------------------------------------------------------
  DERIVATIVES                  -- Derivatives such as futures,        -- The Fund could make money and
                                   options and foreign currency           protect against losses if the
  PERCENTAGE VARIES;               forward contracts may not fully        investment analysis proves
  USUALLY LESS THAN 3%             offset the underlying positions        correct
                                   and this could result in losses    -- One way to manage the Fund's
                                   to the Fund that would not have        risk/return balance is by
                                   otherwise occurred                     locking in the value of an
                               -- Derivatives used for risk               investment ahead of time
                                   management may not have the        -- Hedges that correlate well with
                                   intended effects and may result        an underlying position can
                                   in losses or missed                    reduce or eliminate investment
                                   opportunities                          income or capital gains at low
                               -- The other party to a derivatives        cost
                                   contract could default
                               -- Derivatives that involve
                                   leverage could magnify losses
                               -- Certain types of derivatives
                                   involve costs to the Fund that
                                   can reduce returns
---------------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES          -- May be difficult to value           -- May offer a more attractive
                                   precisely                              yield or potential for growth
  UP TO 15% OF NET ASSETS;     -- May be difficult to sell at the         than more widely traded
  USUALLY LESS THAN 3%             time or price desired                  securities
---------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
12  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2000, the Fund paid PIFM management fees of .70 of 1% of the Fund's average net assets.

    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to all 41 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $77.7 billion.


INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser and has served as such since August 24, 2000. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of October 31, 2000, Jennison managed approximately $87 billion in assets. Jennison has served as an investment adviser to investment companies since 1990. The Prudential Investment Corporation (PI) served as investment adviser from the Fund's inception through August 23, 2000. For the period January 1, 2000 through August 2000, PI was paid at the same rate at which Jennison currently is being paid by PIFM.


PORTFOLIO MANAGER
The Fund has been managed by JOHN MULLMAN, CFA, since May 2000. Mr. Mullman is a Senior Vice President of Jennison. Mr. Mullman has been
--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

employed with Prudential since 1987, most recently managing institutional portfolios. He earned a B.A. from the College of The Holy Cross and an M.B.A. from Yale University. He holds a Chartered Financial Analyst (CFA) designation.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
-------------------------------------------------------------------
14  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders -- typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.


    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.


    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases

-------------------------------------------------------------------
16  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


-------------------------------------------------------------------
RECEIPTS FROM SALE          -->        +$  CAPITAL GAIN
                                           (taxes owed)

                        $              OR

                            -->        -$  CAPITAL LOSS
                                           (offset against gain)

-------------------------------------------------------------------

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

-------------------------------------------------------------------
18  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:
     --    The amount of your investment
     -- The length of time you expect to hold the shares and the impact of the varying distribution fees
     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                               CLASS A          CLASS B          CLASS C      CLASS Z
  Minimum purchase         $1,000           $1,000           $2,500           None
   amount(1)
  Minimum amount for       $100             $100             $100             None
   subsequent
   purchases(1)
  Maximum initial sales    5% of the        None             1% of the        None
   charge                  public offering                   public offering
                           price                             price
  Contingent Deferred      None             If sold during:  1% on sales      None
   Sales Charge (CDSC)(2)                   Year 1    5%     made within
                                            Year 2    4%     18 months of
                                            Year 3    3%     purchase(2)
                                            Year 4    2%
                                            Years 5/6 1%
                                            Year 7    0%
  Annual distribution and  .30 of 1%        1%               1%               None
   service (12b-1) fees    (.25 of 1%
   shown as a percentage   currently)
   of average net
   assets(3)

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998, HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

-------------------------------------------------------------------
20  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                           SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE         OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
  Less than $25,000                        5.00%                  5.26%            4.75%
  $25,000 to $49,999                       4.50%                  4.71%            4.25%
  $50,000 to $99,999                       4.00%                  4.17%            3.75%
  $100,000 to $249,999                     3.25%                  3.36%            3.00%
  $250,000 to $499,999                     2.50%                  2.56%            2.40%
  $500,000 to $999,999                     2.00%                  2.04%            1.90%
  $1 million and above*                     None                   None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:
     --    Invest with an eligible group of related investors
     --    Buy Class A shares of two or more Prudential mutual funds at the same time
     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.
    The Distributor may reallow Class A's sales charge to dealers.
BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.
-------------------------------------------------------------------
22  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities,

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
-------------------------------------------------------------------
24  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

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26  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
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28  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales effected through a Systematic Withdrawal Plan.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See
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30  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.
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32  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV.
    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance for the past five years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS A SHARES (FISCAL YEARS ENDED 9-30)


PER SHARE OPERATING
PERFORMANCE                             2000(1)        1999(1)        1998(1)        1997(1)        1996(1)
 NET ASSET VALUE, BEGINNING OF YEAR         $12.54         $13.79         $18.95         $15.30         $14.18
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                  .01           (.01)            --            .02            .04
 Net realized and unrealized gain
  (loss) on investment transactions           1.97            .29          (3.31)          6.06           1.75
 TOTAL FROM INVESTMENT OPERATIONS             1.98            .28          (3.31)          6.08           1.79
-----------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                         --          (1.53)         (1.85)         (2.43)          (.67)
 NET ASSET VALUE, END OF YEAR               $14.52         $12.54         $13.79         $18.95         $15.30
 TOTAL RETURN(2)                             15.70%          1.48%        (18.90)%         45.92%         13.38%
-----------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  2000(1)        1999(1)        1998(1)        1997(1)        1996(1)
-----------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)            $291,869       $319,779       $365,431       $412,980       $237,306
 Average net assets (000)                 $284,681       $360,707       $443,189       $287,894       $223,091
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees(3)                 1.37%          1.27%          1.17%          1.21%          1.24%
 Expenses, excluding distribution
  and service (12b-1) fees                    1.12%          1.02%           .92%           .96%           .99%
 Net investment income (loss)                  .04%          (.09)%            --           .15%           .33%
 Portfolio turnover                             92%            39%            36%            58%            53%



1    CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
2 TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
3 THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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34  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS B SHARES (FISCAL YEARS ENDED 9-30)


PER SHARE OPERATING
PERFORMANCE                              2000(1)         1999(1)         1998(1)         1997(1)         1996(1)
 NET ASSET VALUE, BEGINNING OF YEAR          $11.28          $12.63          $17.64          $14.49          $13.56
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                           (.08)           (.10)           (.12)           (.09)           (.06)
 Net realized and unrealized gain
  (loss) on investment transactions            1.77             .28           (3.04)           5.67            1.66
 TOTAL FROM INVESTMENT OPERATIONS              1.69             .18           (3.16)           5.58            1.60
-------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                          --           (1.53)          (1.85)          (2.43)           (.67)
 NET ASSET VALUE, END OF YEAR                $12.97          $11.28          $12.63          $17.64          $14.49
 TOTAL RETURN(2)                              14.88%            .74%         (19.52)%         44.91%          12.56%
-------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                   2000(1)         1999(1)         1998(1)         1997(1)         1996(1)
-------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)             $199,149        $335,013        $514,159        $645,579        $378,861
 Average net assets (000)                  $250,061        $444,747        $678,462        $443,761        $355,636
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                     2.12%           2.02%           1.92%           1.96%           1.99%
 Expenses, excluding distribution
  and service (12b-1) fees                     1.12%           1.02%            .92%            .96%            .99%
 Net investment loss                           (.69)%          (.82)%          (.75)%          (.60)%          (.42)%
 Portfolio turnover                              92%             39%             36%             58%             53%




1    CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
2 TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS C SHARES (FISCAL YEARS ENDED 9-30)


PER SHARE OPERATING
PERFORMANCE                             2000(1)         1999(1)         1998(1)         1997(1)         1996(1)
 NET ASSET VALUE, BEGINNING OF YEAR         $11.28          $12.63          $17.64          $14.49          $13.56
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                          (.08)           (.10)           (.12)           (.09)           (.06)
 Net realized and unrealized gain
  (loss) on investment transactions           1.77             .28           (3.04)           5.67            1.66
 TOTAL FROM INVESTMENT OPERATIONS             1.69             .18           (3.16)           5.58            1.60
------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                         --           (1.53)          (1.85)          (2.43)           (.67)
 NET ASSET VALUE, END OF YEAR               $12.97          $11.28          $12.63          $17.64          $14.49
 TOTAL RETURN(2)                             14.88%            .74%         (19.52)%         44.91%          12.56%
------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  2000(1)         1999(1)         1998(1)         1997(1)         1996(1)
------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)             $19,236         $25,207         $26,804         $22,049          $4,323
 Average net assets (000)                  $20,159         $27,813         $29,259          $8,762          $2,786
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    2.12%           2.02%           1.92%           1.96%           1.99%
 Expenses, excluding distribution
  and service (12b-1) fees                    1.12%           1.02%            .92%            .96%            .99%
 Net investment loss                          (.70)%          (.83)%          (.75)%          (.60)%          (.42)%
 Portfolio turnover                             92%             39%             36%             58%             53%




1    CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
2 TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

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36  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


 CLASS Z SHARES (FISCAL PERIODS ENDED 9-30)


PER SHARE OPERATING
PERFORMANCE                             2000(2)        1999(2)          1998(2)          1997(2)        1996(1),(2)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                    $12.70         $13.92           $19.04           $15.32           $13.69
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .04            .02              .04              .06              .05
 Net realized and unrealized gain
  (loss) on investment transactions           2.00            .29            (3.31)            6.09             1.58
 TOTAL FROM INVESTMENT OPERATIONS             2.04            .31            (3.27)            6.15             1.63
-----------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                         --          (1.53)           (1.85)           (2.43)              --
 NET ASSET VALUE, END OF PERIOD             $14.74         $12.70           $13.92           $19.04           $15.32
 TOTAL RETURN(3)                             15.97%          1.70%          (18.58)%          46.38%           11.91%
-----------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                  2000(2)        1999(2)          1998(2)          1997(2)      1996(1),(2)
-----------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)          $105,656       $105,355         $125,770         $151,215          $68,516
 Average net assets (000)                  $98,623       $131,013         $154,623          $97,310          $66,228
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                    1.12%          1.02%             .92%             .96%             .99%(4)
 Net investment income                        .29%           .16%             .25%             .40%             .58%(4)
 Portfolio turnover                            92%            39%              36%              58%              53%



1 INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 9-30-96.
2    CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
3 TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH YEAR REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.
4    ANNUALIZED.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND

  PRUDENTIAL STOCK INDEX FUND

PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
PRUDENTIAL VALUE FUND

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND


GLOBAL FUNDS
GLOBAL STOCK FUNDS


PRUDENTIAL EUROPE GROWTH FUND, INC.

PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

-------------------------------------------------------------------
38  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
PRUDENTIAL TOTAL RETURN BOND FUND, INC.
TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES

PRUDENTIAL MONEYMART ASSETS, INC.

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.

  MONEY MARKET SERIES


TAX-FREE MONEY MARKET FUNDS

PRUDENTIAL CALIFORNIA MUNICIPAL FUND

  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

PRUDENTIAL TAX-FREE MONEY FUND, INC.


COMMAND FUNDS

COMMAND GOVERNMENT FUND


COMMAND MONEY FUND

COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                                     Notes

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40  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

                                     Notes

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42  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

                                     Notes

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                                                                              43

                                     Notes

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44  PRUDENTIAL SMALL COMPANY FUND, INC.                    [LOGO] (800) 225-1852

                                     Notes

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                                                                              45

FOR MORE INFORMATION



Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact


PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769


Visit Prudential's website at

http://www.prudential.com

Additional information about the Fund can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


BY ELECTRONIC REQUEST

publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON


Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)


VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov



CUSIP Numbers              NASDAQ Symbols



Class A 743968-10-9      PGOAX



Class B 743968-20-8      CHNDX



Class C 743968-30-7      PSCCX



Class Z 743968-40-6      PSCZX


Investment Company Act File No. 811-3084

 MF109A
[RECYCLED LOGO]
 Printed on Recycled Paper

                      PRUDENTIAL SMALL COMPANY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 1, 2000


    Prudential Small Company Fund, Inc., formerly known as Prudential Small Company Value Fund, Inc. (the Fund), is an open-end, diversified, management investment company whose objective is capital growth. The Fund intends to invest primarily in a carefully selected portfolio of common stocks, generally stocks of small, less well known U.S. companies that typically have above average growth prospects and valuations which, in the investment adviser's view, are temporarily low relative to the companies' earnings, assets, cash flow, price/book value and market value. The Fund's purchase and sale of put and call options and related short-term trading may be considered speculative and may result in higher risks and costs to the Fund. The Fund also may buy and sell options on stocks, stock indexes and foreign currencies, foreign currency forward contracts and futures contracts on stock indexes and foreign currencies and options thereon in accordance with the limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated December 1, 2000. A copy of the Prospectus may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                         PAGE
                                                         ----
Fund History..........................................   B-2
Description of the Fund, Its Investments and Risks....   B-2
Investment Restrictions...............................   B-14
Management of the Fund................................   B-15
Control Persons and Principal Holders of Securities...   B-18
Investment Advisory and Other Services................   B-19
Brokerage Allocation and Other Practices..............   B-23
Capital Shares, Other Securities and Organization.....   B-25
Purchase, Redemption and Pricing of Fund Shares.......   B-26
Shareholder Investment Account........................   B-35
Net Asset Value.......................................   B-39
Performance Information...............................   B-41
Taxes, Dividends and Distributions....................   B-43
Financial Statements..................................   B-47
Report of Independent Accountants.....................   B-72
Appendix I -- General Investment Information..........   I-1
Appendix II -- Historical Performance Data............   II-1


--------------------------------------------------------------------------------

MF109B

                                  FUND HISTORY

    The Fund was established as a Maryland corporation on July 28, 1980. By an amendment to the Fund's Articles of Incorporation filed with the Maryland Secretary of State on June 10, 1996, the Fund's name was changed from Prudential Growth Opportunity Fund, Inc. (originally, the Fund's name was Prudential-Bache Growth Opportunity Fund, Inc.), to Prudential Small Companies Fund, Inc. Effective May 30, 1997, the Fund's name was changed from Prudential Small Companies Fund, Inc. to Prudential Small Company Value Fund, Inc. The Fund's name was changed from Prudential Small Company Value Fund, Inc. to Prudential Small Company Fund, Inc. effective May 30, 2000.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


    CLASSIFICATION. The Fund is an open-end, diversified, management investment company.



    INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is capital growth. It attempts to achieve that objective by investing primarily in a carefully selected portfolio of common stocks generally of small, less well known U.S. companies that typically have above average growth prospects and valuations which, in the Subadviser's view, are temporarily low relative to the companies' earnings, assets, cash flow, price/book value and private market value. This section describes the Fund's principal and non-principal investment strategies and risks.



    The Fund generally invests in common stocks of small companies, that is, those with a market capitalization less than the largest market capitalization found in the Standard & Poor's 600 SmallCap Index. Market capitalization is measured at the time of initial purchase. The Fund may, however, invest in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investment income is of incidental importance, and the Fund may invest in securities that do not produce any income. There can be no assurance that the Fund's investment objective will be achieved.


    The Subadviser believes that, in seeking to attain capital appreciation, it is important to attempt to minimize losses. Accordingly, the Subadviser will attempt to anticipate periods when stock prices generally decline. When, in the Subadviser's judgment, such a period is imminent, the Fund will take defensive measures, such as investing all or part of the Fund's assets in money market instruments during this period. The Fund may also engage in various derivative transactions, such as the purchase and sale of options on stocks, stock indexes and foreign currencies, the purchase and sale of foreign currency forward contracts and futures contracts on stock indexes and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return.

EQUITY-RELATED SECURITIES

    The equity-related securities in which the Fund may invest include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.

    CONVERTIBLE SECURITIES. The Fund may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into common stocks. A convertible security is typically a corporate bond (or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities generally are senior to common stocks in a corporation's capital structure but usually are subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stock, which is technically an equity security.

    In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs usually are subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

    WARRANTS AND RIGHTS. A warrant gives its holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

    REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

FOREIGN SECURITIES

    The Fund may invest up to 15% of its total assets in foreign equity and debt securities. For purposes of this limitation, ADRs and ADSs are not deemed to be foreign securities. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities or quality.

    Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

    To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).

Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

    There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return but not for speculation. These strategies currently include the use of options on stocks, stock indexes and foreign currencies. The Fund also may purchase futures contracts on foreign currencies and stock indexes and options thereon. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES AND STOCK INDEX FUTURES

    CALL OPTIONS ON STOCK. The Fund may, from time to time, write (that is, sell) call options on its portfolio securities. The Fund may only write call options which are "covered," meaning that the Fund (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

    A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    Generally, the Subadviser intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value (NAV) occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Subadviser will generally not write listed covered call options when it anticipates that the market values of the Fund's portfolio securities will increase.

    One reason for the Fund to write call options is as part of a "sell discipline." If the Subadviser decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Fund could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

    In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Subadviser, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

    PUT OPTIONS ON STOCK. The Fund also may write listed put options. A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

    Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because the Subadviser believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

    If, prior to the exercise of a put option, the Subadviser determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

    At the time a put option is written, the Fund will be required to segregate until the put is exercised or has expired, with its custodian, State Street Bank and Trust Company (the Custodian), cash or other liquid assets, marked-to-market daily, equal in value to the amount the Fund will be obligated to pay upon exercise of the put option.

    STOCK INDEX OPTIONS. Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or pledge to a broker as collateral for the option, cash or other liquid assets, marked-to-market daily, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate with the Fund's Custodian or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Those securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated or pledged. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral cash or other liquid assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.

    STOCK INDEX FUTURES. The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in those transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash or other liquid assets, marked-to-market daily, having a value equal to the market value of the futures contracts, will be segregated with the Fund's Custodian, a futures commissions merchant, and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," provided all of the Fund's commodity futures or commodity options transactions constitute BONA FIDE hedging transactions within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC). The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus its investors, may lose money if the Fund is unsuccessful in its use of these strategies.

    RISKS OF OPTIONS ON INDEXES. The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indexes would be subject to the Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on those options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the Subadviser's opinion, the market for those options has developed sufficiently that the risk in connection with those transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES. Because exercises of index options are settled in cash, a call writer like the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Stock Index Futures."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In that event, the Fund would bear a loss on the call that is not completely offset by movements in the price of the Fund's portfolio. It also is possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of those securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is

"covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    ADDITIONAL RISKS OF PURCHASING OTC OPTIONS. Purchase and sale of OTC options subject the Fund to risks not present with exchange traded options. OTC options also are subject to certain additional risks. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.

    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, as amended (Securities Act), and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the staff of the Securities and Exchange Commission (the Commission) has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve the payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.

    There currently are legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of those laws or regulations in the future.

    There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which foreign currency forward contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

    The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in that foreign currency would be offset in part by the premium the Fund received for the option.

    If, on the other hand, the Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of that foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

    Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

    A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and commissions are charged for such trades.

    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. The Fund may not use forward contracts to generate income, although the use of those contracts may incidentally generate income. The Fund will not speculate in forward contracts.

    The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contracts (less the value of the "covering" positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in foreign currency forward contracts generally will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the CFTC. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on stock indexes and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or a currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a contract forecast of equity prices, currency rates, market trends or international political trends by the Subadviser may still not result in a successful hedging transaction. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect the Fund's transactions in exchange traded futures contracts and options thereon, provided certain conditions are satisfied. The Fund may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    Successful use of futures contracts by the Fund also is subject to the ability of the Subadviser to predict correctly movements in the direction of markets and other factors affecting equity securities and currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of those securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

SEGREGATED ASSETS


    The Fund will segregate with its Custodian cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity usually is quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by the Manager, pursuant to an order of the Commission.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

BORROWING

    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, emergency or extraordinary purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets.

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities (or securities convertible into or exchangeable for such securities of the same issuer) as the securities sold short (a short sale against-the-box). No more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Subadviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

    The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in shares of other investment companies. Generally, the Fund does not intend to invest more than 5% of its total assets in such securities. To the extent the Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.


TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


    When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

    The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.


PORTFOLIO TURNOVER



    The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances. For the years ended September 30, 2000 and 1999, the Fund's portfolio turnover rate was 92% and 39%, respectively. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of such portfolio securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the value of its total assets in securities of any one issuer.

    (2) Purchase more than 10% of the outstanding voting securities of any one issuer.

    (3) Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States government or its agencies or instrumentalities.

    (4) Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    (5) Purchase or sell commodities or commodity futures contracts, except that transactions in foreign currency financial futures contracts and forward contracts and related options are not considered to be transactions in commodities or commodity contracts.

    (6) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

    (7) Purchase securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    (8) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of the total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of foreign currency forward contracts and financial futures contracts and related options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

    (9) Make loans of money or securities, except by the purchase of debt obligations in which the Fund may invest consistently with its investment objective and policies or by investment in repurchase agreements.

    (10) Make short sales of securities except short sales against-the-box.

    (11) Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

    (12) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act, in disposing of a portfolio security.

    (13) Invest for the purpose of exercising control or management of any other issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

                                       POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               WITH FUND                      DURING PAST FIVE YEARS
------------------------               ---------                      ----------------------
Saul K. Fenster (67)            Director                 President (since December 1978) of New Jersey
                                                          Institute of Technology; Commissioner (since
                                                          1998) of the Middle States Association,
                                                          Commission on Higher Education; member (since
                                                          1985) of the New Jersey Commission on Science
                                                          and Technology; formerly a director or trustee
                                                          (1987-1999) of the New Jersey State Chamber of
                                                          Commerce, Society of Manufacturing Engineering
                                                          Education Foundation, the Research and
                                                          Development Council of New Jersey, Prosperity
                                                          New Jersey, Inc., the Edison Partnership,
                                                          National Action Council for Minorities in
                                                          Engineering and IDT Corporation.
Delayne Dedrick Gold (63)       Director                 Marketing and Management Consultant.
*Robert F. Gunia (53)           Vice President and       Executive Vice President and Chief
                                 Director                 Administrative Officer (since June 1999) of
                                                          Prudential Investments; Executive Vice
                                                          President and Treasurer (since December 1996)
                                                          of Prudential Investments Fund Management LLC
                                                          (PIFM); President (since April 1999) of
                                                          Prudential Investment Management Services LLC
                                                          (PIMS); formerly Senior Vice President (March
                                                          1987-May 1999) of Prudential Securities
                                                          Incorporated (Prudential Securities), Corporate
                                                          Vice President (September 1997-March 1999) of
                                                          The Prudential Insurance Company of America
                                                          (Prudential) and Chief Administrative Officer
                                                          (July 1990-September 1996), Director (January
                                                          1989-September 1996) and Executive Vice
                                                          President, Treasurer and Chief Financial
                                                          Officer (June 1987-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.
Douglas H. McCorkindale (61)    Director                 Chairman (since June 2000) and President (since
                                                          September 1997) of Gannett Co. Inc. (publishing
                                                          and media); formerly Vice Chairman (March
                                                          1984-May 2000) of Gannett Co. Inc.; Director of
                                                          Gannett Co. Inc., Global Crossing Ltd. and
                                                          Continental Airlines, Inc.

                                       POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               WITH FUND                      DURING PAST FIVE YEARS
------------------------               ---------                      ----------------------
W. Scott McDonald, Jr. (63)     Director                 Vice President (since 1997) of Kaludis
                                                          Consulting Group, Inc., a Sallie Mae company
                                                          serving higher education; formerly Principal
                                                          (1995-1997) of Scott McDonald & Associates,
                                                          Chief Operating Officer (1991-1995) of
                                                          Fairleigh Dickinson University, Executive Vice
                                                          President and Chief Operating Officer
                                                          (1975-1991) of Drew University, Interim
                                                          President (1988-1990) of Drew University, and a
                                                          founding director of School, College and
                                                          University Underwriters Ltd.
Thomas T. Mooney (58)           Director                 President of the Greater Rochester Metro Chamber
                                                          of Commerce; former Rochester City Manager;
                                                          former Deputy Monroe County Executive; Trustee
                                                          of Center for Governmental Research, Inc.;
                                                          Director of Blue Cross of Rochester, Monroe
                                                          County Water Authority and Executive Service
                                                          Corps of Rochester.
Stephen P. Munn (58)            Director                 Chairman (since January 1994), Director and
                                                          President (since 1988) and Chief Executive
                                                          Officer (1988-December 1993) of Carlisle
                                                          Companies Incorporated.
*David R. Odenath, Jr. (43)     President and Director   Officer in Charge, President, Chief Executive
                                                          Officer and Chief Operating Officer (since June
                                                          1999), PIFM; Senior Vice President (since June
                                                          1999), Prudential; formerly Senior Vice
                                                          President (August 1993-May 1999), PaineWebber
                                                          Group Inc.
Richard A. Redeker (57)         Director                 Formerly President, Chief Executive Officer and
                                                          Director (October 1993-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.,
                                                          Executive Vice President, Director and Member
                                                          of the Operating Committee (October
                                                          1993-September 1996) of Prudential Securities,
                                                          Director (October 1993-September 1996) of
                                                          Prudential Securities Group, Inc., Executive
                                                          Vice President (January 1994-September 1996) of
                                                          The Prudential Investment Corporation, Director
                                                          (January 1994-September 1996) of Prudential
                                                          Mutual Fund Distributors, Inc. and Prudential
                                                          Mutual Fund Services, Inc. and Senior Executive
                                                          Vice President and Director (September
                                                          1978-September 1993) of Kemper Financial
                                                          Services, Inc.
*Judy A. Rice (52)              Director                 Executive Vice President (since 1999) of
                                                          Prudential Investments; Executive Vice
                                                          President (since 1999) of PIFM; formerly
                                                          various positions to Senior Vice President
                                                          (1992-1999) of Prudential Securities; various
                                                          positions to Managing Director (1975-1992) of
                                                          Shearson Lehman Advisors; Governor of the Money
                                                          Management Institute and Member of the
                                                          Prudential Securities Operating Council and the
                                                          National Association for Variable Annuities.
Robin B. Smith (60)             Director                 Chairman and Chief Executive Officer (since
                                                          August 1996); formerly President and Chief
                                                          Executive Officer (January 1989-August 1996)
                                                          and President and Chief Operating Officer
                                                          (September 1981-December 1988) of Publishers
                                                          Clearing House; Director of BellSouth
                                                          Corporation, Texaco Inc., Springs Industries
                                                          Inc. and Kmart Corporation.

                                       POSITION                       PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               WITH FUND                      DURING PAST FIVE YEARS
------------------------               ---------                      ----------------------
Louis A. Weil, III (59)         Director                 Formerly, Chairman (January 1999-July 2000),
                                                          President and Chief Executive Officer (January
                                                          1996-July 2000) and Director (September
                                                          1991-July 2000) of Central Newspapers, Inc.,
                                                          Chairman of the Board (January 1996-July 2000),
                                                          Publisher and Chief Executive Officer (August
                                                          1991-December 1995) of Phoenix Newspapers,
                                                          Inc., Publisher (May 1989-March 1991) of Time
                                                          Magazine, President, Publisher & Chief
                                                          Executive Officer (February 1986-August 1989)
                                                          of The Detroit News and member of the Advisory
                                                          Board, Chase Manhattan Bank-Westchester.
Clay T. Whitehead (62)          Director                 President of National Exchange Inc. (new
                                                          business development firm) (since May 1983).
Grace C. Torres (41)            Treasurer and Principal  First Vice President (since December 1996) of
                                 Financial and            PIFM; First Vice President (March
                                 Accounting Officer       1994-September 1996) of Prudential Securities;
                                                          formerly First Vice President (March
                                                          1994-September 1996) of Prudential Mutual Fund
                                                          Management, Inc.
Marguerite E. H. Morrison (44)  Secretary                Department Vice President and Chief Legal
                                                          Officer (since August 2000) of the Mutual Funds
                                                          Law Division of Prudential; Vice President and
                                                          Associate General Counsel (since December 1996)
                                                          of PIFM; formerly Vice President and Associate
                                                          General Counsel (September 1987-September 1996)
                                                          of Prudential Securities; Vice President and
                                                          Associate General Counsel (June 1991-September
                                                          1996) of Prudential Mutual Fund Management,
                                                          Inc.
William V. Healey (47)          Assistant Secretrary     Vice President and Associate General Counsel
                                                          (since August 1998) of Prudential and Chief
                                                          Legal Officer of Prudential Investments;
                                                          Director (since June 1999), ICI Mutual
                                                          Insurance Company; formerly Associate General
                                                          Counsel of The Dreyfus Corporation (Dreyfus), a
                                                          subsidiary of Mellon Bank, N.A. (Mellon Bank),
                                                          and an officer and/or director of various
                                                          affiliates of Mellon Bank and Dreyfus.
Jonathan D. Shain (42)          Assistant Secretary      Assistant General Counsel (since August 1998) of
                                                          Prudential; formerly Attorney with Fleet Bank,
                                                          N.A. (January 1997-July 1998) an Associate
                                                          Counsel (August 1994-January 1997) of New York
                                                          Life Insurance Company.


------------

 * "Interested" Director, as defined in the Investment Company Act, by reason of an affiliation with Prudential Securities, Prudential or PIFM.

** The address of the Directors and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of the Manager annual compensation of $2,675, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director will be asked to serve.


    Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by the Manager (Fund Complex) for the calendar year ended December 31, 1999.

                               COMPENSATION TABLE


                                                                              TOTAL
                                                                          COMPENSATION
                                                                            FROM FUND
                                                   AGGREGATE                AND FUND
                                                  COMPENSATION            COMPLEX PAID
           NAME OF DIRECTOR                        FROM FUND              TO DIRECTORS
---------------------------------------           ------------           ---------------
Edward D. Beach@                                     $2,675              $142,500(43/70)*
Saul K. Fenster@@                                       --               $ 35,000(5/21)*
Delayne Dedrick Gold                                 $2,675              $144,500(43/70)*
Robert F. Gunia+                                        --                   None
Douglas H. McCorkindale**                            $2,675              $ 80,000(24/49)*
W. Scott McDonald, Jr.@@                                --               $ 35,000(5/21)*
Thomas T. Mooney**                                   $2,675              $129,500(35/75)*
Stephen P. Munn                                      $2,675              $ 62,250(29/53)*
David R. Odenath, Jr.+                                  --                   None
Richard A. Redeker                                   $2,675              $ 95,000(29/53)*
Judy A. Rice+                                           --                   None
Robin B. Smith**                                     $2,675              $ 96,000(32/44)*
Louis A. Weil, III                                   $2,675              $ 96,000(29/53)*
Clay T. Whitehead                                    $2,675              $ 77,000(38/66)*


------------------------
   * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

  ** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $97,915, $135,101 and $156,477 for Douglas H. McCorkindale, Thomas T. Mooney and Robin B. Smith, respectively.

   + Interested Directors do not receive compensation from the Fund or any other fund in the Fund Complex.
  @ Mr. Beach retired on December 31, 1999.
@@ Messrs. Fenster and McDonald joined the Board in August 2000.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of November 10, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As of November 10, 2000, the following shareholders owned 5% of the outstanding shares of any class of the Fund: Prudential Trust Co. FBO BPA International, Inc., 270 Madison Avenue, New York, NY 10016 held 316,539
Class C shares (21% of the outstanding Class C shares), Prudential Defined Contribution Services, attn. John Surdy, FBO PRU - NON - Trust Accounts,
30 Scranton Office Park, Moosic, PA 18507 held 965,965 Class Z shares (14% of the outstanding Class Z shares) and Prudential Trust Company, FBO PRU - DC - Trust Accounts, attn. John Surdy, 30 Scranton Office Park, Moosic, PA 18507 held 1,805,199 Class Z shares (26% of the outstanding Class Z shares).



    As of November 10, 2000, Prudential Securities was the record holder for other beneficial owners of 9,101,936 Class A shares (or 45% of the outstanding Class A shares), 8,029,188 Class B shares (or 54% of the outstanding Class B shares), 661,398 Class C shares (or 44% of the outstanding Class C shares), and 519,922 Class Z shares (or 7.5% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES


MANAGER AND INVESTMENT ADVISER



    The Manager of the Fund is Prudential Investments Fund Management LLC (formerly, Prudential Mutual Fund Management LLC), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of October 31, 2000, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $77.7 billion. According to the Investment Company Institute, as of June 30, 2000, the Prudential mutual funds were the 22nd largest family of mutual funds in the United States.



    PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (the Transfer Agent), an affiliate of the Manager, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PIFM has hired Jennison Associates LLC (Jennison, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's Custodian and the Transfer Agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .70 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to the Manager will be paid by the Manager to the Fund. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager;

    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to the Subadviser, pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (1) the fees payable to the Manager, (2) the fees and expenses of Directors who are not affiliated persons of the Manager or the Subadviser, (3) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of legal counsel and independent accountants for the Fund, (5) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions,
(6) all taxes and corporate fees payable by the Fund to governmental agencies,
(7) the fees of any trade associations of which the Fund may be a member,
(8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution fees.

    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended September 30, 2000, 1999 and 1998, the Fund incurred management fees of $4,574,665, $6,749,959 and $9,138,728, respectively.



    PIFM has entered into an interim Subadvisory Agreement with Jennison, a wholly-owned subsidiary of the Prudential Investment Corporation (PI). Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PI was the Fund's subadviser until August 23, 2000, and was reimbursed by the Manager for the reasonable costs and expenses it incurred in furnishing investment advisory services. Effective January 1, 2000, PI was paid by PIFM at the annual rate of .455 of 1% of the Fund's average daily net assets. Jennison will be paid at this rate only upon shareholder approval of a new Subadvisory Agreement. If shareholders do not approve the new Subadvisory Agreement, Jennison will receive the lesser of the subadvisory fees paid into escrow under the interim Subadvisory Agreement, plus interest, or the costs incurred by Jennison in performing the interim Subadvisory Agreement, plus interest.



    If a new Subadvisory Agreement is approved by shareholders as described above, it will provide that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The interim Subadvisory Agreement will continue in effect for a period of up to 150 days from its effectiveness on August 24, 2000 until a new Subadvisory Agreement is approved by a majority of the Fund's outstanding voting securities.



PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of shares of the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the

Distribution Agreement), the Distributor incurs the expense of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are paid for or reimbursed by the Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 2001 and contractually limited its distribution-related fees for the fiscal year ended September 30, 2000 to .25 of 1% of the average daily net assets of the Class A shares.


    For the fiscal year ended September 30, 2000, the Distributor received payments of $711,702 under the Class A Plan and spent approximately $711,702 in distributing the Fund's shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 2000, the Distributor also received approximately $94,600 in initial sales charges.


    CLASS B PLAN AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of
 .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


    CLASS B PLAN. For the fiscal year ended September 30, 2000, the Distributor received $2,500,608 from the Fund under the Class B Plan and spent approximately $1,309,900 in distributing the Class B shares. It is estimated that of the latter amount, approximately 2.3% ($30,000) was spent on printing and mailing of prospectuses to other than current shareholders; 25.0% ($327,200) was spent on compensation to broker-dealers for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 72.7% ($952,700) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (49.8% or $652,200) and (2) an allocation on account of overhead and other branch office distribution-related expenses (22.9% or $300,500). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $919,700 in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended September 30, 2000, the Distributor received $201,593 from the Fund under the Class C Plan and spent approximately $189,400 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 1.2% ($2,200) was spent on printing and mailing of prospectuses to other than current shareholders; 0.8% ($1,600) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 98.0% ($185,600) was spent on the aggregate of (1) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial advisers (93.2% or $176,600) and (2) an allocation on account of overhead and other branch office distribution-related expenses (4.8% or $9,000).



    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended September 30, 2000, the Distributor received approximately $19,100 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended September 30, 2000, the Distributor also received approximately $15,600 in initial sales charges attributable to Class C shares.


    Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

    The Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS


    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual financial statements of the Fund.


CODES OF ETHICS

    The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, options on securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Purchases and sales of securities or futures contracts on a securities exchange or board of trade are effected through brokers or futures commission merchants who charge a commission for their services. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities or futures contracts of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

    The Manager maintains an internal allocation procedure to identity those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

    The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 2000.


                                                                FISCAL YEAR ENDED SEPTEMBER 30,
                                                                 2000         1999         1998
                                                              ----------   ----------   ----------
Total brokerage commissions paid by the Fund................  $2,682,638   $2,516,963   $1,812,871
Total brokerage commissions paid to Prudential Securities...  $   12,515   $    5,118   $    2,049
Percentage of total brokerage commissions paid to Prudential
 Securities.................................................        .47%         .20%         .11%



    Of the total brokerage commissions paid by the Fund for the fiscal year ended September 30, 2000, $324,685 (8.41% of gross brokerage transactions) was paid to firms which provided research, statistical or other services provided to the Manager on behalf of the Fund. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at September 30, 2000. As of September 30, 2000, the Fund held securities of Bear Stearns & Co. Inc., Credit Suisse First Boston Corp., Salomon Smith Barney, Inc., and UBS Warburg, Inc., in the amount of $5,141,497, $3,427,665, $1,679,384 and $5,141,497, respectively.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that
(1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance,
(2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related therein. The Directors do not intend to authorize the creation of additional series at the present time.

    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or
(2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

PURCHASE BY WIRE

    For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Small Company Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day.


    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Small Company Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange of market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at September 30, 2000, the maximum offering price of the Fund's shares is as follows:


CLASS A
Net asset value and redemption price per Class A share......  $14.52
Maximum sales charge (5% of offering price).................     .76
                                                              ------
Maximum offering price to public............................  $15.28
                                                              ======
CLASS B
Net asset value, offering price and redemption price per
 Class B share*.............................................  $12.97
                                                              ======
CLASS C
Net asset value, offering price and redemption price per
 Class C share*.............................................  $12.97
Sales charge (1% of offering price).........................     .13
                                                              ------
Offering price to public....................................  $13.10
                                                              ======
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share..............................................  $14.74
                                                              ======
        --------------------
         * Class B and Class C shares are subject to a
           contingent deferred sales charge on certain
           redemptions.


SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


    - Officers of the Prudential mutual funds (including the Fund)



    - Employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - Employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer



    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries



    - Members of the Board of Directors of Prudential



    - Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent



    - Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer



    - Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase



    - Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution



    - Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs) and


    - Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - An individual

    - The individual's spouse, their children and their parents

    - The individual's and spouse's Individual Retirement Account (IRA)

    - Any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners)

    - A trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - A Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse and

    - One or more employee benefit plans of a company controlled by an individual.

    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a letter of intent should carefully read such letter of intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include:
(1) investors purchasing shares through an account at Prudential Securities;
(2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:


    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



    - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund) or


    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

    SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred

Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                     REDEMPTION PROCEEDS
------------                                                  -------------------------
First.......................................................             5.0%
Second......................................................             4.0%
Third.......................................................             3.0%
Fourth......................................................             2.0%
Fifth.......................................................             1.0%
Sixth.......................................................             1.0%
Seventh.....................................................             None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of Class B shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION
Death                                           A copy of the shareholder's death certificate or,
                                                in the case of a trust, a copy of the grantor's
                                                death certificate, plus a copy of the trust
                                                agreement identifying the grantor.
Disability--An individual will be               A copy of the Social Security Administration award
considered disabled if he or she is             letter or a letter from a physician on the
unable to engage in any substantial             physician's letterhead stating that the shareholder
gainful activity by reason of any               (or, in the case of a trust, the grantor (a copy of
medically determinable physical or              the trust agreement identifying the grantor will be
mental impairment which can be expected         required as well)) is permanently disabled. The
to result in death or to be of                  letter must also indicate the date of disability.
long-continued and indefinite duration.
Distribution from an IRA or                     A copy of the distribution form from the custodial
403(b) Custodial Account                        firm indicating (1) the date of birth of the
                                                shareholder and (2) that the shareholder is over
                                                age 59 and is taking a normal distribution--signed
                                                by the shareholder.
Distribution from Retirement Plan               A letter signed by the plan administrator/trustee
                                                indicating the reason for the distribution.
Excess Contributions                            A letter from the shareholder (for an IRA) or the
                                                plan administrator/ trustee on company letterhead
                                                indicating the amount of the excess and whether or
                                                not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions)(the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire
Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and
(3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                   $100,000   $150,000   $200,000   $250,000
--------------------                                   --------   --------   --------   --------
25 Years.............................................   $  105     $  158     $  210     $  263
20 Years.............................................      170        255        340        424
15 Years.............................................      289        433        578        722
10 Years.............................................      547        820      1,093      1,366
 5 Years.............................................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan."

------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

    The Distributor, the Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and Prudential Securities reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                      TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS                           PERSONAL
MADE OVER:                              SAVINGS                   IRA
-------------                           --------                --------
10 years................                $ 26,165                $ 31,291
15 years................                  44,675                  58,649
20 years................                  68,109                  98,846
25 years................                  97,780                 157,909
30 years................                 135,346                 244,692

------------------------
  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The Fund's net asset value or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange or at the last bid price on such day in the absence of an asked price and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price on such day in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service on the day of valuation, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



    Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board, in consultation with the Manager or Subadviser, including its portfolio managers, traders and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: nature of any restrictions on disposition of the securities, assessment of the general liquidity/illiquidity of the securities, the issuer's financial condition and the markets in which it does business, the cost of the security, the size of the holding and the capitalization of the issuer, any available analyst, media or other reports of information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected however that the NAV per share of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for the Fund's share classes for the periods ended September 30, 2000.


                                           1 YEAR        5 YRS      10 YRS     SINCE INCEPTION
                                       --------------   --------   --------   ------------------
Class A..............................            9.91%    8.40%      14.62%    12.13%  (1/22/90)
Class B..............................            9.88%    8.58%      14.33%    11.25% (11/13/80)
Class C..............................           12.73%    8.51%        N/A     10.96%   (8/1/94)
Class Z..............................           15.97%     N/A         N/A     10.39%   (3/1/96)


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Fund's share classes for the periods ended September 30, 2000.


                                         1 YEAR        5 YRS      10 YRS     SINCE INCEPTION
                                     --------------   --------   --------   ------------------
Class A............................           15.70%    57.53%    311.98%    257.91% (1/22/90)
Class B............................           14.88%    51.93%    281.59%   732.92% (11/13/80)
Class C............................           14.88%    51.93%       N/A      91.84%  (8/1/94)
Class Z............................           15.97%      N/A        N/A      57.30%  (3/1/96)

    The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

            PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
                    OVER THE LONG TERM (12/31/25 - 12/31/99)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Common Stocks  Long-Term Gov't. Bonds  Inflation
             11.4%                    5.1%       3.1%

------------
(1)Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS



    The Fund is qualified, intends to remain qualified, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. The Fund expects to pay dividends of net investment income, if any, semi-annually. The Board of Directors of the Fund will determine at least once a year whether to distribute any net capital gains of the Fund. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.



    Qualification of the Fund as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in such prior year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year. (The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is expected that the Fund will not be subjected to the excise tax.)



    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sales proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.



    Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Under the "straddle" rules, the Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any unrecognized gain on offsetting positions held by the Fund. Other special rules may apply to positions held as part of a straddle; in particular, the deductibility of interest or other charges incurred to purchase or carry such positions will be subject to limitations.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares, if any, will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable with the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.


    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gain distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.



    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.


    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.


    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.



    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. The Fund does not expect to meet the requirements of the Code for "passing-through" to its shareholders any foreign income taxes paid.



    Shareholders are advised to consult their own tax advisors with respect to the federal, state, and local tax consequences resulting from their investment in the Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Portfolio of Investments as of September 30, 2000
--------------------------------------------------------------------------------

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
COMMON STOCKS  97.5%
-------------------------------------------------------------------------------------
AEROSPACE/DEFENSE  0.6%
     116,750   REMEC, Inc.                                            $    3,436,828
-------------------------------------------------------------------------------------
APPAREL  3.5%
     287,100   G & K Services, Inc., Class A                               8,056,744
     348,100   Pacific Sunwear of California, Inc.(a)                      6,526,875
     664,900   Phillips-Van Heusen Corp.                                   6,856,781
                                                                      --------------
                                                                          21,440,400
-------------------------------------------------------------------------------------
APPLIANCES & HOME FURNISHINGS  1.8%
     625,500   Applica, Inc.(a)                                            3,870,281
     433,500   Furniture Brands International, Inc.(a)                     7,206,938
                                                                      --------------
                                                                          11,077,219
-------------------------------------------------------------------------------------
AUTOMOTIVE  1.6%
     140,100   Borg-Warner Automotive, Inc.                                4,640,812
     187,800   Dura Automotive Systems, Inc.(a)                            1,734,216
     357,100   Tower Automotive, Inc.(a)                                   3,347,813
                                                                      --------------
                                                                           9,722,841
-------------------------------------------------------------------------------------
Banking  2.8%
     212,500   Astoria Financial Corp.                                     8,207,813
     431,600   Banknorth Group, Inc.                                       7,714,850
      65,500   Boston Private Financial, Inc.                              1,080,750
                                                                      --------------
                                                                          17,003,413
-------------------------------------------------------------------------------------
CHEMICALS  2.7%
     460,200   Arch Chemicals Inc.                                         8,398,650
     579,700   Crompton Corp.                                              4,565,137
     124,700   Lilly Industries, Inc., Class A                             3,678,650
                                                                      --------------
                                                                          16,642,437
-------------------------------------------------------------------------------------
COMMERCIAL SERVICES  1.7%
     204,200   Bright Horizons Family Solutions, Inc.(a)                   5,219,863
     420,900   NCO Group, Inc.(a)                                          4,998,188
                                                                      --------------
                                                                          10,218,051

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Portfolio of Investments as of September 30, 2000 Cont'd.
--------------------------------------------------------------------------------

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
-----------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  4.6%
     184,700   Allscripts, Inc.(a)                                    $    2,608,888
     120,000   Hyperion Software Corp.(a)                                  3,105,000
     253,200   Networks Associates, Inc.                                   5,728,650
     160,500   PC-Tel, Inc.(a)                                             3,731,625
     139,100   Safeguard Scientifics, Inc.(a)                              2,773,306
     257,800   USinternetworking, Inc.(a)                                  1,720,009
     661,000   Visual Networks, Inc.(a)                                    4,337,812
     487,900   X-Rite, Inc.                                                4,269,125
                                                                      --------------
                                                                          28,274,415
-------------------------------------------------------------------------------------
CONSULTING  1.3%
     179,500   Braun Consulting, Inc.(a)                                   3,556,344
     218,300   Jupiter Media Metrix, Inc.(a)                               3,479,156
     258,200   U.S. Interactive, Inc.(a)                                     653,569
                                                                      --------------
                                                                           7,689,069
-------------------------------------------------------------------------------------
CONTAINERS & PACKAGING  0.4%
     217,900   Pactiv Corp.(a)                                             2,437,756
-------------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT  2.0%
     150,800   Acxiom Corp.(a)                                             4,787,900
     345,900   American Management Systems, Inc.(a)                        5,945,156
      45,800   CSG Systems International, Inc.(a)                          1,328,200
                                                                      --------------
                                                                          12,061,256
-------------------------------------------------------------------------------------
DENTAL SUPPLIES  1.7%
     163,900   DENTSPLY International, Inc.                                5,726,256
     208,100   Sybron International Corp.(a)                               4,994,400
                                                                      --------------
                                                                          10,720,656
-------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALERS  1.6%
   1,222,100   Brightpoint, Inc.(a)                                        6,148,691
      92,500   Tech Data Corp.(a)                                          3,954,375
                                                                      --------------
                                                                          10,103,066
-------------------------------------------------------------------------------------
ELECTRICAL UTILITIES  1.7%
     552,500   El Paso Electric Co.(a)                                     7,607,925

                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Portfolio of Investments as of September 30, 2000 Cont'd.
--------------------------------------------------------------------------------

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
      78,000   H Power Corp.(a)                                       $    2,608,125
                                                                      --------------
                                                                          10,216,050
-------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT  1.3%
     339,500   Belden, Inc.                                                8,020,688
-------------------------------------------------------------------------------------
ELECTRONICS  8.6%
     172,200   ANADIGICS, Inc.(a)                                          3,809,925
     128,600   APW Ltd.(a)                                                 6,269,250
     113,300   Axcelis Technologies, Inc.(a)                               1,345,438
     104,000   Electro Scientific Industries, Inc.(a)                      3,653,000
     168,300   Integrated Silicon Solution, Inc.(a)                        2,387,756
      67,100   Intersil Holding Corp.(a)                                   3,346,612
      62,600   Manufacturers Services Ltd.(a)                                743,375
     205,800   Oak Technology, Inc.(a)                                     5,633,775
     299,300   Photronics, Inc.(a)                                         6,528,481
     306,900   Power Integrations, Inc.(a)                                 4,277,419
      70,500   SIPEX Corp.(a)                                              2,965,406
     152,500   Three-Five Systems, Inc.(a)                                 4,460,625
      64,100   TTM Technologies, Inc.(a)                                   1,506,350
     157,100   Varian Semiconductor Associates, Inc.(a)                    5,881,431
                                                                      --------------
                                                                          52,808,843
-------------------------------------------------------------------------------------
ENTERTAINMENT  3.9%
     182,400   Harrah's Entertainment, Inc.(a)                             5,016,000
     704,000   Imax Corp.(a)                                              11,924,000
     344,500   Speedway Motorsports, Inc.                                  7,169,906
                                                                      --------------
                                                                          24,109,906
-------------------------------------------------------------------------------------
FINANCIAL SERVICES  0.9%
     276,900   Allied Capital Corp.                                        5,745,675
-------------------------------------------------------------------------------------
FOODS  5.4%
     669,333   SUPERVALU, Inc.                                            10,081,828
     121,300   Suiza Foods Corp.(a)                                        6,148,394
     207,200   United Natural Foods, Inc.(a)                               2,564,100
     265,400   Whole Foods Market, Inc.(a)                                14,248,662
                                                                      --------------
                                                                          33,042,984

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Portfolio of Investments as of September 30, 2000 Cont'd.
--------------------------------------------------------------------------------

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
HEALTH SERVICES  4.4%
     207,700   AmeriSource Health Corp.(a)                            $    9,761,900
     487,000   Hooper Holmes, Inc.                                         4,631,370
     244,300   Omnicare, Inc                                               3,939,337
     459,600   Renal Care Group, Inc.(a)                                   8,560,050
                                                                      --------------
                                                                          26,892,657
-------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT  2.3%
     570,000   Quorum Health Group, Inc.(a)                                7,410,000
     237,900   Triad Hospitals, Inc.(a)                                    6,988,312
                                                                      --------------
                                                                          14,398,312
-------------------------------------------------------------------------------------
INSURANCE  5.7%
     224,027   Amerus Group Co.                                            5,768,695
     221,600   Enhance Financial Services Group, Inc.                      2,880,800
     226,900   Everest Re Group, Ltd.                                     11,231,550
     274,652   Reinsurance Group of America, Inc.                          9,406,831
     132,600   StanCorp Financial Group, Inc.                              5,668,650
                                                                      --------------
                                                                          34,956,526
-------------------------------------------------------------------------------------
LEISURE  1.5%
     419,500   Aztar Corp.(a)                                              6,449,813
     180,300   Cheap Tickets, Inc.(a)                                      1,870,613
      52,800   Steiner Leisure Ltd.(a)                                     1,181,400
                                                                      --------------
                                                                           9,501,826
-------------------------------------------------------------------------------------
MEDIA  3.0%
     332,500   A. H. Belo Corp., Class A                                   6,130,469
     209,200   Emmis Communications Corp.                                  5,177,700
     188,600   Entravision Communications Corp., Class A(a)                3,276,925
     369,600   Sinclair Broadcast Group, Inc., Class A(a)                  4,042,500
                                                                      --------------
                                                                          18,627,594
-------------------------------------------------------------------------------------
MEDICAL PRODUCTS  1.6%
      10,400   Cubist Pharmaceuticals, Inc.(a)                               541,450
     142,200   Genaissance Pharmaceuticals, Inc.(a)                        2,941,763
      82,900   Endocare, Inc.(a)                                           1,637,275
     186,800   Mylan Laboratories, Inc.                                    5,031,925
                                                                      --------------
                                                                          10,152,413

                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Portfolio of Investments as of September 30, 2000 Cont'd.
--------------------------------------------------------------------------------

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
MISCELLANEOUS INDUSTRIAL  6.0%
     225,100   Advanced Lighting Technologies, Inc.(a)                $    2,785,613
     245,850   Clarcor, Inc.                                               4,794,075
     164,800   Graco, Inc.                                                 5,314,800
     305,600   Pentair, Inc.                                               8,174,800
     241,935   Robbins & Myers, Inc.                                       5,715,714
     193,200   Roper Industries, Inc.                                      6,411,825
     148,200   Valspar Corp.                                               3,407,118
                                                                      --------------
                                                                          36,603,945
-------------------------------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION  4.4%
      76,200   Bellwether Exploration Co.(a)                                 585,788
     130,600   Cabot Oil & Gas Corp., Class A                              2,660,975
     100,595   Devon Energy Corp.                                          6,050,771
     167,800   Louis Dreyfus Natural Gas Corp.(a)                          6,649,075
     140,000   Marine Drilling Companies, Inc.(a)                          3,998,750
       6,900   Newfield Exploration Co.(a)                                   322,144
     291,300   St. Mary Land & Exploration Co.                             6,718,106
                                                                      --------------
                                                                          26,985,609
-------------------------------------------------------------------------------------
PHOTOGRAPHY  0.3%
      80,800   Concord Camera Corp.(a)                                     2,070,500
-------------------------------------------------------------------------------------
PRINTING  0.2%
     328,900   Mail-Well, Inc.(a)                                          1,459,494
-------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST  1.3%
     172,700   Kilroy Realty Corp.(a)                                      4,608,931
     123,400   Liberty Property Trust                                      3,393,500
                                                                      --------------
                                                                           8,002,431
-------------------------------------------------------------------------------------
RESTAURANTS  2.1%
     311,900   CBRL Group, Inc.                                            4,483,562
     285,500   Consolidated Products, Inc.(a)                              2,284,000
     208,500   Jack in the Box, Inc.(a)                                    4,469,719
     168,400   Ruby Tuesday, Inc.                                          1,894,500
                                                                      --------------
                                                                          13,131,781

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Portfolio of Investments as of September 30, 2000 Cont'd.
--------------------------------------------------------------------------------

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
RETAIL  5.4%
     271,900   Casey's General Stores, Inc.                           $    3,534,700
     174,100   Claire's Stores, Inc.                                       3,133,800
     336,000   Consolidated Stores Corp.(a)                                4,536,000
     649,000   Hollywood Entertainment Corp.(a)                            4,826,938
     389,800   Pier 1 Imports, Inc.                                        5,286,662
     395,800   Ross Stores, Inc.                                           5,689,625
     592,300   Stein Mart, Inc.(a)                                         6,404,244
                                                                      --------------
                                                                          33,411,969
-------------------------------------------------------------------------------------
STEEL  1.3%
     304,100   Maverick Tube Corp.(a)                                      8,191,694
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS  8.1%
      55,800   AirGate Pcs, Inc.(a)                                        2,504,025
     115,900   Carrier Access Corp.(a)                                     2,296,269
      28,900   Clarent Corp.(a)                                            1,137,938
      70,200   Clearnet Communications Inc.(a)                             3,110,737
     260,200   CommScope, Inc.(a)                                          6,374,900
     180,400   DMC Stratex Networks, Inc.(a)                               2,897,675
      31,000   Glenayre Technologies, Inc.(a)                                337,125
     447,000   NorthPoint Communications Group, Inc.(a)                    3,967,125
     133,800   Rural Cellular Corp.(a)                                     9,115,125
     290,200   UbiquiTel, Inc.(a)                                          2,611,800
     171,600   US Unwired, Inc.(a)                                         1,635,562
     115,700   Vyyo, Inc.(a)                                               3,471,000
     291,000   Western Wireless Corp.(a)                                  10,366,875
                                                                      --------------
                                                                          49,826,156
-------------------------------------------------------------------------------------
WASTE MANAGEMENT  1.8%
     582,700   Republic Services, Inc., Class A(a)                         7,647,937
     139,000   Waste Connections, Inc.(a)                                  3,561,875
                                                                      --------------
                                                                          11,209,812
                                                                      --------------
               Total long-term investments (cost $559,285,118)           600,194,272

                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Portfolio of Investments as of September 30, 2000 Cont'd.
--------------------------------------------------------------------------------

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.2%
PRINCIPAL AMOUNT
(000)
$     19,916   Joint Repurchase Agreement Account,
                6.50%, 10/2/00 (cost $19,916,000; Note 5)                 19,916,000
                                                                      --------------
               TOTAL INVESTMENTS  100.7%
                (COST $579,201,118; NOTE 4)                              620,110,272
               Liabilities in excess of other assets  (0.7%)              (4,199,582)
                                                                      --------------
               NET ASSETS  100%                                       $  615,910,690
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $579,201,118)                          $620,110,272
Receivable for investments sold                                      17,144,416
Receivable for Fund shares sold                                         973,161
Dividends and interest receivable                                       260,984
Prepaid expenses                                                         12,759
                                                                ------------------
      TOTAL ASSETS                                                  638,501,592
                                                                ------------------
LIABILITIES
Bank overdraft                                                           36,647
Payable for investments purchased                                    14,671,474
Payable for Fund shares reacquired                                    6,489,859
Accrued expenses                                                        773,681
Management fee payable                                                  368,465
Distribution fee payable                                                250,776
                                                                ------------------
      TOTAL LIABILITIES                                              22,590,902
                                                                ------------------
NET ASSETS                                                         $615,910,690
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $    441,000
   Paid-in capital in excess of par                                 615,065,591
                                                                ------------------
                                                                    615,506,591
   Accumulated net realized loss on investments                     (40,505,055)
   Net unrealized appreciation/depreciation on investments           40,909,154
                                                                ------------------
Net assets, September 30, 2000                                     $615,910,690
                                                                ------------------
                                                                ------------------

                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Statement of Assets and Liabilities Cont'd.
--------------------------------------------------------------------------------

                                                                SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($291,869,026 DIVIDED BY 20,096,572 shares of
      common stock issued and outstanding)                               $14.52
   Maximum sales charge (5% of offering price)                              .76
                                                                ------------------
   Maximum offering price to public                                      $15.28
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($199,149,269 DIVIDED BY 15,354,526 shares of
      common stock issued and outstanding)                               $12.97
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($19,236,242 DIVIDED BY 1,483,143 shares of common
      stock issued and outstanding)                                      $12.97
   Sales charge (1% of offering price)                                      .13
                                                                ------------------
   Offering price to public                                              $13.10
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($105,656,153 DIVIDED BY 7,165,794 shares of common
      stock issued and outstanding)                                      $14.74
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Statement of Operations
--------------------------------------------------------------------------------

                                                                       YEAR
                                                                      ENDED
                                                                SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $11,096)         $  6,654,757
   Interest                                                           2,614,035
                                                                ------------------
      TOTAL INCOME                                                    9,268,792
                                                                ------------------
Expenses
   Management fee                                                     4,574,665
   Distribution fee--Class A                                            711,702
   Distribution fee--Class B                                          2,500,608
   Distribution fee--Class C                                            201,593
   Transfer agent's fees and expenses                                 2,145,000
   Reports to shareholders                                              275,000
   Custodian's fees and expenses                                        130,000
   Registration fees                                                     85,000
   Legal fees and expenses                                               47,000
   Audit fees                                                            25,000
   Directors' fees and expenses                                          20,400
   Miscellaneous                                                         19,234
                                                                ------------------
      TOTAL EXPENSES                                                 10,735,202
                                                                ------------------
Net investment loss                                                  (1,466,410)
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                        (30,404,991)
Net change in unrealized appreciation/depreciation on
investments                                                         114,018,267
                                                                ------------------
Net gain on investments                                              83,613,276
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 82,146,866
                                                                ------------------
                                                                ------------------

                                          See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     YEAR ENDED SEPTEMBER 30,
                                               ------------------------------------
                                                    2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment loss                         $  (1,466,410)      $   (3,984,439)
   Net realized gain (loss) on investment
      transactions                               (30,404,991)           6,018,074
   Net change in unrealized
      appreciation/depreciation on
      investments                                114,018,267           13,126,457
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                  82,146,866           15,160,092
                                               --------------    ------------------
DISTRIBUTIONS FROM NET REALIZED GAINS ON
   INVESTMENT TRANSACTIONS (NOTE 1)
      Class A                                             --          (41,109,661)
      Class B                                             --          (62,450,536)
      Class C                                             --           (3,389,932)
      Class Z                                             --          (14,727,094)
                                               --------------    ------------------
                                                          --         (121,677,223)
                                               --------------    ------------------
FUND SHARE TRANSACTIONS (NOTE 6)
   (NET OF SHARE CONVERSIONS)
   Net proceeds from shares sold                 465,954,260          556,701,257
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                       --          117,928,503
   Cost of shares reacquired                    (717,545,426)        (814,921,695)
                                               --------------    ------------------
   Net decrease in net assets from Fund
      share transactions                        (251,591,166)        (140,291,935)
                                               --------------    ------------------
      Total decrease                            (169,444,300)        (246,809,066)
NET ASSETS
Beginning of year                                785,354,990        1,032,164,056
                                               --------------    ------------------
End of year                                    $ 615,910,690       $  785,354,990
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Notes to Financial Statements
--------------------------------------------------------------------------------

      Prudential Small Company Fund, Inc. (formerly known as Prudential Small Company Value, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITIES VALUATIONS: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is market-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Notes to Financial Statements
--------------------------------------------------------------------------------

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net income by $1,466,410 and decrease paid-in capital by $1,466,410 due to the Fund experiencing net operating losses. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Notes to Financial Statements Cont'd.
--------------------------------------------------------------------------------

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .455 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Fund that it received approximately $94,600 and $15,600 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2000, it received approximately $919,700 and $19,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Notes to Financial Statements
--------------------------------------------------------------------------------

1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 2000, the Fund incurred fees of approximately $1,561,400 for the services of PMFS. As of September 30, 2000, approximately $59,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffliates.

      For the year ended September 30, 2000, PSI earned approximately $12,515 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 2000 were $570,923,472 and $781,404,201, respectively.

      The cost basis of investments for federal income tax purposes as of September 30, 2000 was $580,244,959 and, accordingly, net unrealized appreciation for federal income tax purposes was $39,865,313 (gross unrealized appreciation--$106,459,109 gross unrealized depreciation--$66,593,796).

      The Fund had a capital loss carryforward as of September 30, 2000, of $28,204,000 which expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such amounts.

      The Fund will elect, for United States federal income tax purposes, to treat net short-term capital losses of $11,258,000 incurred in the eleven months ended September 30, 2000 as having been incurred in the following fiscal year.

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 2000, the Fund had a 1.7% undivided interest in the joint account. The undivided interest for the Fund represents $19,916,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Notes to Financial Statements Cont'd.
--------------------------------------------------------------------------------

      Bear, Stearns & Co., Inc., 6.51%, in the principal amount of $300,000,000, repurchase price $300,162,750, due 10/2/00. The value of the collateral including accrued interest was $307,686,775.

      Chase Securities, Inc., 6.45%, in the principal amount of $264,084,000, repurchase price $264,225,945, due 10/2/00. The value of the collateral including accrued interest was $269,373,200.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $200,000,000, repurchase price $200,109,000, due 10/2/00. The value of the collateral including accrued interest was $206,853,792.

      Salomon Smith Barney, Inc., 6.45%, in the principal amount of $97,990,000, repurchase price $98,042,670, due 10/2/00. The value of the collateral including accrued interest was $102,042,316.

      UBS Warburg, Inc., 6.52%, in the principal amount of $300,000,000, repurchase price $300,163,000, due 10/2/00. The value of the collateral including accrued interest was $306,002,065.

NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares.

      Transactions in shares of common stock for the years ended September 30, 2000 and September 30, 1999 were as follows:

CLASS A                                                       SHARES          AMOUNT
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                  22,953,145    $ 301,249,492
Shares reacquired                                           (32,082,541)    (416,908,818)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (9,129,396)    (115,659,326)
Shares issued upon conversion from Class B                    3,732,291       50,187,179
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (5,397,105)   $ (65,472,147)
                                                            -----------    -------------
                                                            -----------    -------------

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Notes to Financial Statements
--------------------------------------------------------------------------------

CLASS A                                                       SHARES          AMOUNT
----------------------------------------------------------  -----------    -------------
Year ended September 30, 1999:
Shares sold                                                  21,652,787    $ 283,748,336
Shares issued in reinvestment of distributions                2,977,458       39,600,186
Shares reacquired                                           (28,149,832)    (366,651,014
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,519,587)     (43,302,492)
Shares issued upon conversion from Class B                    2,514,601       32,509,648
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,004,986)   $ (10,792,844)
                                                            -----------    -------------
                                                            -----------    -------------
CLASS B
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   6,431,353    $  75,343,368
Shares reacquired                                           (16,597,815)    (189,752,213)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (10,166,462)    (114,408,845)
Shares reacquired upon conversion into Class A               (4,167,176)     (50,187,179)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (14,333,638)   $(164,596,024)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                  12,427,779    $ 148,785,336
Shares issued in reinvestment of distributions                5,000,512       60,256,172
Shares reacquired                                           (25,651,226     (300,425,348)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (8,222,935)     (91,383,840)
Shares reacquired upon conversion into Class A               (2,785,771)     (32,509,648)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (11,008,706)   $(123,893,488)
                                                            -----------    -------------
                                                            -----------    -------------
CLASS C
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   2,565,702    $  31,632,503
Shares reacquired                                            (3,316,355)     (39,899,580)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (750,653)   $  (8,267,077)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                   1,537,225    $  18,451,563
Shares issued in reinvestment of distributions                  278,300        3,353,512
Shares reacquired                                            (1,703,303)     (19,969,646)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   112,222    $   1,835,429
                                                            -----------    -------------
                                                            -----------    -------------
CLASS Z
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   4,253,732    $  57,728,897
Shares reacquired                                            (5,382,396)     (70,984,815)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,128,664)   $ (13,255,918)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                   7,908,673    $ 105,716,022
Shares issued in reinvestment of distributions                1,095,136       14,718,633
Shares reacquired                                            (9,747,471)    (127,875,687)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (743,662)   $  (7,441,032)
                                                            -----------    -------------
                                                            -----------    -------------

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights
--------------------------------------------------------------------------------

                                                                     CLASS A
                                                                ------------------
                                                                    YEAR ENDED
                                                                SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
NET ASSET VALUE, BEGINNING OF YEAR                                   $  12.54
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                              .01
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.97
                                                                   ----------
      Total from investment operations                                   1.98
                                                                   ----------
LESS DISTRIBUTIONS
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                         $  14.52
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                        15.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $291,869
Average net assets (000)                                             $284,681
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.37%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment income (loss)                                           .04%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    92%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights Cont'd.
--------------------------------------------------------------------------------

                                       CLASS A
-------------------------------------------------------------------------------------
                              YEAR ENDED SEPTEMBER 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  13.79             $  18.95             $  15.30             $  14.18
----------------     ----------------     ----------------     ----------------
        (.01)                  --                  .02                  .04
         .29                (3.31)                6.06                 1.75
----------------     ----------------     ----------------     ----------------
         .28                (3.31)                6.08                 1.79
----------------     ----------------     ----------------     ----------------
       (1.53)               (1.85)               (2.43)                (.67)
----------------     ----------------     ----------------     ----------------
    $  12.54             $  13.79             $  18.95             $  15.30
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        1.48%              (18.90)%              45.92%               13.38%
    $319,779             $365,431             $412,980             $237,306
    $360,707             $443,189             $287,894             $223,091
        1.27%                1.17%                1.21%                1.24%
        1.02%                 .92%                 .96%                 .99%
        (.09)%                 --                  .15%                 .33%
          39%                  36%                  58%                  53%

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights Cont'd.
--------------------------------------------------------------------------------

                                                                     CLASS B
                                                                ------------------
                                                                    YEAR ENDED
                                                                SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
NET ASSET VALUE, BEGINNING OF YEAR                                   $  11.28
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                             (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.77
                                                                   ----------
      Total from investment operations                                   1.69
                                                                   ----------
LESS DISTRIBUTIONS
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                         $  12.97
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                        14.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $199,149
Average net assets (000)                                             $250,061
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          2.12%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment income (loss)                                         (0.69)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights Cont'd.
--------------------------------------------------------------------------------

                                       CLASS B
-------------------------------------------------------------------------------------
                              YEAR ENDED SEPTEMBER 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.63             $  17.64             $  14.49             $  13.56
----------------     ----------------     ----------------     ----------------
        (.10)                (.12)                (.09)                (.06)
         .28                (3.04)                5.67                 1.66
----------------     ----------------     ----------------     ----------------
         .18                (3.16)                5.58                 1.60
----------------     ----------------     ----------------     ----------------
       (1.53)               (1.85)               (2.43)                (.67)
----------------     ----------------     ----------------     ----------------
    $  11.28             $  12.63             $  17.64             $  14.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         .74%              (19.52)%              44.91%               12.56%
    $335,013             $514,159             $645,579             $378,861
    $444,747             $678,462             $443,761             $355,636
        2.02%                1.92%                1.96%                1.99%
        1.02%                 .92%                 .96%                 .99%
        (.82)%               (.75)%               (.60)%               (.42)%

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights Cont'd.
--------------------------------------------------------------------------------

                                                                     CLASS C
                                                                ------------------
                                                                    YEAR ENDED
                                                                SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
NET ASSET VALUE, BEGINNING OF YEAR                                   $  11.28
                                                                     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                             (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.77
                                                                     --------
      Total from investment operations                                   1.69
                                                                     --------
LESS DISTRIBUTIONS
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of year                                         $  12.97
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                        14.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 19,236
Average net assets (000)                                             $ 20,159
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          2.12%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment loss                                                   (.70)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights Cont'd.
--------------------------------------------------------------------------------

                                       CLASS C
-------------------------------------------------------------------------------------
                              YEAR ENDED SEPTEMBER 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.63             $  17.64             $  14.49             $  13.56
    --------             --------             --------             --------
        (.10)                (.12)                (.09)                (.06)
         .28                (3.04)                5.67                 1.66
    --------             --------             --------             --------
         .18                (3.16)                5.58                 1.60
    --------             --------             --------             --------
       (1.53)               (1.85)               (2.43)                (.67)
    --------             --------             --------             --------
    $  11.28             $  12.63             $  17.64             $  14.49
    --------             --------             --------             --------
    --------             --------             --------             --------
        0.74%              (19.52)%              44.91%               12.56%
    $ 25,207             $ 26,804             $ 22,049             $  4,323
    $ 27,813             $ 29,259             $  8,762             $  2,786
        2.02%                1.92%                1.96%                1.99%
        1.02%                 .92%                 .96%                 .99%
        (.83)%               (.75)%               (.60)%               (.42)%

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights Cont'd.
--------------------------------------------------------------------------------

                                                                     CLASS Z
                                                                ------------------
                                                                    YEAR ENDED
                                                                SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  12.70
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     .04
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.00
                                                                   ----------
      Total from investment operations                                   2.04
                                                                   ----------
LESS DISTRIBUTIONS
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of period                                       $  14.74
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                        15.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $105,656
Average net assets (000)                                             $ 98,623
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.12%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment income                                                  .29%

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
                                         See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Financial Highlights Cont'd.
--------------------------------------------------------------------------------

                                         CLASS Z
------------------------------------------------------------------------------------------
                 YEAR ENDED SEPTEMBER 30,                        MARCH 1, 1996(d)
----------------------------------------------------------            THROUGH
      1999                 1998                 1997            SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------
    $  13.92             $  19.04             $  15.32               $   13.69
----------------     ----------------     ----------------          ----------
         .02                  .04                  .06                     .05
         .29                (3.31)                6.09                    1.58
----------------     ----------------     ----------------          ----------
         .31                (3.27)                6.15                    1.63
----------------     ----------------     ----------------          ----------
       (1.53)               (1.85)               (2.43)                     --
----------------     ----------------     ----------------          ----------
    $  12.70             $  13.92             $  19.04               $   15.32
----------------     ----------------     ----------------          ----------
----------------     ----------------     ----------------          ----------
        1.70%              (18.58)%              46.38%                  11.91%
    $105,355             $125,770             $151,215               $  68,516
    $131,013             $154,623             $ 97,310               $  66,228
        1.02%                 .92%                 .96%                    .99%(c)
        1.02%                 .92%                 .96%                    .99%(c)
         .16%                 .25%                 .40%                    .58%(c)

    See Notes to Financial Statements

       PRUDENTIAL SMALL COMPANY FUND, INC.
--------------------------------------------------------------------------------

             Report of Independent Accountants
--------------------------------------------------------------------------------


The Shareholders and Board of Directors of
Prudential Small Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Company Fund, Inc. (the 'Fund') (formerly Prudential Small Company Value Fund, Inc.) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

VALUE OF $1.00 INVESTED ON 1/1/1926 THROUGH 12/31/1999

Small Stocks                $6,640.79
Common Stocks               $2,845.63
Long-Term Bonds             $   40.22
Treasury Bills              $   15.64
Inflation                   $    9.40

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                        '89      '90      '91     '92     '93     '94      '95     '96     '97     '98     '99
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT TREASURY BONDS(1)       14.4 %    8.5 %   15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6 % 10.0%    (2.56)%
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE SECURITIES(2)  15.4 %   10.7 %   15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5 %  7.0%    1.86 %
--------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE CORPORATE
 BONDS(3)                               14.1 %    7.1 %   18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2 %  8.6%    (1.96)%
--------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD CORPORATE BONDS(4)       0.8 %   (9.6)%   46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8 %  1.6%    2.39 %
--------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT BONDS(5)               (3.4)%   15.3%    16.2%    4.8%   15.1%    6.0 %   19.6%    4.1%   (4.3)%  5.3%    (5.07)%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
 AND LOWEST RETURN PERCENT              18.8     24.9     30.9    11.0    10.3     9.9      5.5     8.7   17.12     8.4    7.46

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.
(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.

TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85 - 12/31/99 (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden          22.70%
Hong Kong       20.37%
Spain           20.11%
Netherland      18.63%
Belgium         18.41%
France          17.69%
USA             17.39%
UK              16.41%
Europe          16.28%
Switzerland     15.58%
Sing/Mlysia     15.07%
Denmark         14.72%
Germany         13.29%
Australia       11.68%
Italy           11.39%
Canada          11.10%
Japan            9.59%
Norway           8.91%
Austria          7.09%

Source: Morgan Stanley Capital International (MSCI) and
Lipper, Inc. as of 12/31/99. Used with permission.
Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

This chart shows the growth of a hypothetical
$10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  Capital Appreciation
            Capital Appreciation                  only
                 and Reinvesting
                       Dividends
1969
1973
1977
1981
1985
1989
1993
1997
1999                    $474,094              $159,957

Source: Lipper Inc. Used with permission. All rights reserved.
This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

           ---------------------------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $20.7 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.           49.00%
Europe         32.50%
Pacific
Basin          16.40%
Canada          2.10%

Source: Morgan Stanley Capital International, December 31, 1999.
Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley
Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

            This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                    LONG U.S. TREASURY BOND YIELD IN PERCENT
                                  (1926-1999)

                                    [CHART]

                                    YEAR-END
      Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) (1) Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

    (2) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

    (3) Articles of Amendment. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 24 to the Registration Statement filed on Form N-1A via EDGAR on December 13, 1996 (File No. 2-68723).

    (4) Articles of Amendment. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on December 2, 1997 (File No. 2-68723).

    (5) Articles Supplementary. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).


    (6) Articles of Amendment. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).



(b) Amended and Restated By-Laws. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).


(c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment
    No. 17 to the Registration Statement filed on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

(d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).


    (3) Amendment to Subadvisory Agreement. Incorporated by reference to Exhibit
       (d)(3) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).



    (4) Interim Subadvisory Agreement with Jennison Associates LLC. Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).


(e) (1) Distribution Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (2) Form of Selected Dealer Agreement. Incorporated by reference to
       Exhibit 6(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2) Amended Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-1A (File No. 2-68723).

    (3) Amendment to Custodian Agreement. Incorporated by reference to Exhibit
       (g)(3) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

(h) (1) Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated January 1, 1988. Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

(i) (1) Opinion and Consent of Counsel. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2) Consent of Counsel.*

(j)      Consent of Independent Accountants.*


(m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).


    (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).


(n) Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).


(p) (1)  Fund's Amended Code of Ethics.*

    (2) Manager's, Investment Adviser's and Distributor's Amended Code of
       Ethics.*

    (3) Jennison Associates LLC Code of Ethics. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).

------------------------
   *Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

    None.

ITEM 25.  INDEMNIFICATION

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's Amended and Restated By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC or the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement), Section 4 of the Subadvisory Agreement (Exhibit (d)(4) to the Registration Statement) and Section 4 of the Interim Subadvisory Agreement limit the liability of Prudential Investments Fund Management LLC (PIFM) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections
17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME AND ADDRESS                       POSITION WITH PIFM                            PRINCIPAL OCCUPATIONS
----------------                       ------------------                            ---------------------
David R. Odenath, Jr.                  Officer in Charge, President, Chief    Officer in Charge, President, Chief
                                       Executive Officer and Chief              Executive Officer and Chief
                                       Operating Officer                        Operating Officer, PIFM; Senior
                                                                                Vice President, The Prudential
                                                                                Insurance Company of America
                                                                                (Prudential)
Robert F. Gunia                        Executive Vice President and Chief     Executive Vice President and Chief
                                       Administrative Officer                   Administrative Officer, PIFM; Vice
                                                                                President, Prudential; President,
                                                                                Prudential Investment Management
                                                                                Services LLC (PIMS)
William V. Healey                      Executive Vice President, Chief        Executive Vice President, Chief
                                       Legal Officer and Secretary              Legal Officer and Secretary, PIFM;
                                                                                Vice President and Associate
                                                                                General Counsel, Prudential;
                                                                                Senior Vice President, Chief Legal
                                                                                Officer and Secretary, PIMS
Theodore Kilkuskie                     Executive Vice President               Executive Vice President, PIFM
Stephen Pelletier                      Executive Vice President               Executive Vice President, PIFM
Judy A. Rice                           Executive Vice President               Executive Vice President, PIFM
Ajay Sawhney                           Executive Vice President               Executive Vice President, PIFM
Lynn M. Waldvogel                      Executive Vice President               Executive Vice President, PIFM

    (b) Jennison Associates LLC (Jennison)

    See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of Jennison's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

    (a) Prudential Investment Management Services LLC (PIMS)

    PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World
Fund, Inc., Strategic Partners Series, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust and Target Funds.

    PIMS is also distributor of the following unit investment trusts: Separate Accounts; Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select

Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

    (b) Information concerning the officers and directors of PIMS is set forth below.

                                    POSITIONS AND                                POSITIONS AND
                                    OFFICES WITH                                 OFFICES WITH
NAME(1)                             UNDERWRITER                                  REGISTRANT
-------                             -------------                                -------------
Margaret Deverell.................  Vice President and Chief Financial Officer   None
Robert F. Gunia...................  President                                    Vice President and Director
Kevin Frawley.....................  Senior Vice President and Compliance         None
                                    Officer
  213 Washington Street
  Newark, NJ 07102
William V. Healey.................  Senior Vice President, Secretary and Chief   Assistant Secretary
                                    Legal Officer
John R. Strangfeld................  Advisory Board Member                        None

------------------------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise noted.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services, LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and
Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29.  MANAGEMENT SERVICES

    Other than as set forth under the captions "How the Fund is Managed--Manager", "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey, on the 30th day of November, 2000.


                                      PRUDENTIAL SMALL COMPANY FUND, INC.

                                               /s/ David R. Odenath, Jr.
                                      ------------------------------------------
                                             DAVID R. ODENATH, JR., PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                  TITLE                        DATE
                  ---------                                  -----                        ----
                  /s/ Saul K. Fenster
    ------------------------------------       Director                               November 30, 2000
                SAUL K. FENSTER

                  /s/ Delayne D. Gold
    ------------------------------------       Director                               November 30, 2000
                DELAYNE D. GOLD

                  /s/ Robert F. Gunia
    ------------------------------------       Director                               November 30, 2000
                ROBERT F. GUNIA

            /s/ Douglas H. McCorkindale
    ------------------------------------       Director                               November 30, 2000
            DOUGLAS H. MCCORKINDALE

             /s/ W. Scott McDonald, Jr.
    ------------------------------------       Director                               November 30, 2000
             W. SCOTT MCDONALD, JR.

                 /s/ Thomas T. Mooney
    ------------------------------------       Director                               November 30, 2000
                THOMAS T. MOONEY

                  /s/ Stephen P. Munn
    ------------------------------------       Director                               November 30, 2000
                STEPHEN P. MUNN

              /s/ David R. Odenath, Jr.
    ------------------------------------       President and Director                 November 30, 2000
             DAVID R. ODENATH, JR.

               /s/ Richard A. Redeker
    ------------------------------------       Director                               November 30, 2000
               RICHARD A. REDEKER

                    /s/ Judy A. Rice
    ------------------------------------       Director                               November 30, 2000
                  JUDY A. RICE

                  /s/ Robin B. Smith
    ------------------------------------       Director                               November 30, 2000
                 ROBIN B. SMITH

                /s/ Louis A. Weil, III
    ------------------------------------       Director                               November 30, 2000
               LOUIS A. WEIL, III

                /s/ Clay T. Whitehead
    ------------------------------------       Director                               November 30, 2000
               CLAY T. WHITEHEAD

                  /s/ Grace C. Torres          Treasurer and Principal Financial      November 30, 2000
    ------------------------------------         and Accounting Officer
                GRACE C. TORRES

                                 EXHIBIT INDEX

    EXHIBITS
ITEM 23.  EXHIBITS.

(a) (1) Amended and Restated Articles of Incorporation. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1993 (File No. 2-68723).

    (2) Articles of Amendment. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR on November 29, 1994 (File No. 2-68723).

    (3) Articles of Amendment. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 24 to the Registration Statement filed on Form N-1A via EDGAR on December 13, 1996 (File No. 2-68723).

    (4) Articles of Amendment. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on December 2, 1997 (File No. 2-68723).

    (5) Articles Supplementary. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (6) Articles of Amendment. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).

(b) Amended and Restated By-Laws. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).

(c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment
    No. 17 to the Registration Statement filed on Form N-1A via EDGAR filed on November 29, 1993 (File No. 2-68723).

(d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (3) Amendment to Subadvisory Agreement. Incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).

    (4) Interim Subadvisory Agreement with Jennison Associates LLC. Incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).

(e) (1) Distribution Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (2) Form of Selected Dealer Agreement. Incorporated by reference to
       Exhibit 6(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2) Amended Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 14 to the Registration Statement filed on Form N-1A (File No. 2-68723).

    (3) Amendment to Custodian Agreement. Incorporated by reference to Exhibit
       (g)(3) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

(h) (1) Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated January 1, 1988. Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

(i)  (1)  Opinion and Consent of Counsel. Incorporated by reference to
          Exhibit (i) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on September 28, 1999 (File No. 2-68723).

    (2)  Consent of Counsel.*

(j)      Consent of Independent Accountants.*

(m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

    (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(n) Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on November 27, 1998 (File No. 2-68723).

(p) (1)  Fund's Amended Code of Ethics.*

    (2) Manager's, Investment Adviser's and Distributor's Amended Code of
       Ethics.*

    (3) Jennison Associates LLC Code of Ethics. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on September 29, 2000 (File No. 2-68723).

------------------------

   *Filed herewith.